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                                                                EXHIBIT 10.5

                    THIRD AMENDMENT TO AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF GGP LIMITED PARTNERSHIP

         Third Amendment to Amended and Restated Agreement of Limited Partnership (the "Amendment"), dated May 21, 1996, among the undersigned parties.

                                R E C I T A L S:

         WHEREAS, a Delaware limited partnership known as GGP Limited Partnership exists pursuant to that certain Amended and Restated Agreement of Limited Partnership, dated July 27, 1993, as amended by that certain First Amendment thereto, dated May 23, 1995, and that certain Second Amendment thereto, dated July 13, 1995 (the "Original Partnership Agreement");

         WHEREAS, the Original Partnership Agreement contains restrictions on the ability of the Bucksbaum Limited Partners (as defined in the Original Partnership Agreement) to engage in the shopping center business; and

         WHEREAS, the parties hereto, being the general partner of the partnership and a Majority in Interest of the Limited Partners (as defined in the Original Partnership Agreement) desire to amend the Original Partnership Agreement to allow the Bucksbaum Limited Partners to make passive investments in certain other shopping center owners and operators.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. Capitalized terms used but not defined herein shall have the meanings set forth in the Original Partnership Agreement.

         2.    Notwithstanding anything to the contrary contained in Sections
9.5 and 9.6 of the Original Partnership Agreement or any other provisions of the Original Partnership Agreement, Matthew Bucksbaum, John Bucksbaum, the Bucksbaum Limited Partners and/or their respective Affiliates may hold equity securities of any other publicly held Entity or subsidiary thereof (including without limitation CenterMark Properties, Inc.) engaged in the shopping center development, ownership and/or management business provided that they own in the aggregate less than five percent (5%) of the equity securities of such Entity and neither Matthew Bucksbaum nor John Bucksbaum serves as a director or executive officer of, or in a similar capacity for, such Entity other than at the request of the General Partner or by reason of an investment therein by the General Partner, the Partnership or any Affiliate of the General Partner or the Partnership.

         3. Except as specifically set forth herein, the Original Partnership Agreement shall remain in full force and effect.

         4. This Amendment shall be deemed a contract made under the laws of the State of Delaware (without regard to its conflicts of law principles).
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          5.    This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

         IN WITNESS WHEREOF, the parties have executed this Amendment on the date first set forth above.


GENERAL PARTNER:

GENERAL GROWTH PROPERTIES, INC.,
 a Delaware corporation

By:_________________________________
   Its:_____________________________


BUCKSBAUM LIMITED PARTNERS:

APPLETON TRUST

By:      GENERAL TRUST COMPANY,
         Trustee

         By:________________________
            Its:____________________

FALLBROOK TRUST

By:      GENERAL TRUST COMPANY,
         Trustee

         By:________________________
            Its:____________________


MARTIN INVESTMENT TRUST A

By:      GENERAL TRUST COMPANY,
         Trustee

         By:________________________
            Its:____________________





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MARTIN INVESTMENT TRUST B

By:      GENERAL TRUST COMPANY,
         Trustee

         By:____________________________
            Its:________________________



MARTIN INVESTMENT TRUST C

By:      GENERAL TRUST COMPANY,
         Trustee

         By:____________________________
            Its:________________________


MARTIN INVESTMENT TRUST F

By:      GENERAL TRUST COMPANY,
         Trustee

         By:____________________________
            Its:________________________



MARTIN INVESTMENT TRUST G

By:      GENERAL TRUST COMPANY,
         Trustee

         By:____________________________
            Its:________________________


MATTHEW INVESTMENT TRUST A

By:      GENERAL TRUST COMPANY,
         Trustee

         By:____________________________
            Its:________________________


MATTHEW INVESTMENT TRUST B

By:      GENERAL TRUST COMPANY,
         Trustee

         By:____________________________
            Its:________________________





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MATTHEW INVESTMENT TRUST G

By:      GENERAL TRUST COMPANY,
         Trustee

         By:____________________________
            Its:________________________



MATTHEW INVESTMENT TRUST H

By:      GENERAL TRUST COMPANY,
         Trustee

         By:____________________________
            Its:________________________
               ________________________

MATTHEW FAMILY TRUST G

By:      GENERAL TRUST COMPANY,
         Trustee

         By:____________________________
            Its:________________________


MBA TRUST

By:      GENERAL TRUST COMPANY,
         Trustee

         By:____________________________
            Its:________________________


MBB TRUST

By:      GENERAL TRUST COMPANY,
         Trustee

         By:____________________________
            Its:________________________


MBC TRUST

By:      GENERAL TRUST COMPANY,
         Trustee

         By:____________________________
            Its:________________________





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         The address for each of the foregoing
         Bucksbaum Limited Partners is as follows:

         4001 W. 41st Street
         #04A Empire Mall
         Sioux Falls, South Dakota  57116


_______________________________
Ann Bucksbaum Friedman
     215 Keo Way
     Des Moines, Iowa 50309


_______________________________
John Bucksbaum
     215 Keo Way
     Des Moines, Iowa 50309


STANLEY RICHARDS REVOCABLE TRUST


By:____________________________
   Stanley Richards, Trustee
         215 Keo Way
         Des Moines, Iowa  50309








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